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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 20, 2004

                            NUVEEN INVESTMENTS, INC.
               (Exact Name of Registrant as Specified in Charter)

           Delaware                       1-11123                36-3817266
(State or Other Jurisdiction of      Commission File           (I.R.S. Employer
        Incorporation)                    Number)            Identification No.)

333 West Wacker Drive, Chicago, Illinois                            60606
(Address of Principal Executive Offices)                          (Zip Code)


       Registrant's telephone number, including area code: (312) 917-7700



          (Former Name or Former Address, if Changed Since Last Report)



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Item 12.  Results of Operations and Financial Condition.

         The following information is being furnished under Item 12 of Form 8-K:
On April 20, 2004, Nuveen Investments, Inc. (the "Company") issued a press release announcing the Company's First Quarter 2004 earnings. The text of the press release is attached as Exhibit 99 to this Form 8-K and incorporated herein by reference.

         The information in this Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Report shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.



                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             NUVEEN INVESTMENTS, INC.


                                             By: /s/ ALAN G. BERKSHIRE
                                                --------------------------------
                                                Alan G. Berkshire
                                                Senior Vice President


Dated:  April 20, 2004


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                                  EXHIBIT INDEX


Exhibit No.                                Description
-----------                                -----------

    99 Earnings press release of Nuveen Investments, Inc. issued April 20, 2004: Nuveen Investments Reports Record First Quarter Earnings (furnished solely pursuant to Item 12 of Form 8-K)